SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT




                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 26, 1998


                        PEACHES ENTERTAINMENT CORPORATION
             (Exact Name of Registrant as specified in its charter)


          Florida                       0-12375                 59-2166041
(State or other jurisdiction of       (Commission            (I.R.S. Employer
 incorporation or organization)         File No.)           Identification No.)


       1180 East Hallandale Beach Blvd., Hallandale, Florida     33009
             (Address of principal executive offices)          (Zip Code)


       Registrant's Telephone number, including area code: (954) 454-5554


                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5


     The registrant's Report on Form 10-Q for the quarter ended September 26, 1998 had been scheduled to be filed on or before November 10, 1998. The registrant has been delayed in obtaining certain information which it requires in order to complete such Form 10-Q on a timely basis, but anticipates that the required filing will be made on or before November 25, 1998.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PEACHES ENTERTAINMENT CORPORATION
                                        ---------------------------------
                                                   Registrant


                                        By:       /s/Jason Wolk
                                             -------------------------
                                             Executive Vice-President

Date: November 11, 1998